UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2023

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On August 22, 2023, Wolfspeed, Inc. (“Wolfspeed” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with MACOM Technology Solutions Holdings, Inc., a Delaware corporation (“MACOM”). The transaction, which was approved by both Wolfspeed’s Board of Directors and MACOM’s Board of Directors, is targeted to close in the fourth calendar quarter of 2023, subject to customary closing conditions and governmental approval.

Pursuant to the Purchase Agreement, MACOM will (i) purchase from Wolfspeed certain manufacturing equipment, inventory, intellectual property rights, contracts, and real estate leases comprising Wolfspeed’s radio-frequency (“RF”) product line (the “RF Business”); and (ii) assume certain limited liabilities related to the RF Business (collectively (i) and (ii), the “Transaction”). Wolfspeed will retain certain assets used in and pre-closing liabilities associated with the RF Business.

The purchase price for the RF Business consists of (i) a payment of $75 million in cash, subject to customary adjustments, (ii) 711,528 shares of MACOM’s common stock, par value $0.001 per share (the “Shares”), and (iii) the assumption of certain limited liabilities. MACOM will assume control of Wolfspeed’s 100mm gallium nitride wafer fabrication facility in Research Triangle Park, North Carolina (the “RTP Fab”) approximately two years following the closing of the transaction (the “Closing”) to accommodate Wolfspeed’s relocation of certain production equipment (the “RTP Fab Transfer”). Prior to such transfer, the Shares will be subject to restrictions on transfer. Wolfspeed will forfeit one-quarter of the Shares if the RTP Fab Transfer has not occurred by the fourth anniversary of the Closing. Wolfspeed expects that most of the employees dedicated to the RF Business will transfer to MACOM at either the Closing or following in connection with the RTP Fab Transfer.

In connection with the Transaction, Wolfspeed and MACOM will also enter into certain ancillary and related agreements, including (i) an Intellectual Property Assignment and License Agreement, which will assign to MACOM certain intellectual property owned by Wolfspeed and its affiliates and license to MACOM certain additional intellectual property owned by Wolfspeed, (ii) a Transition Services Agreement (the “TSA”), which is designed to ensure a smooth transition of the RF Business to MACOM, (iii) a Master Supply Agreement, pursuant to which Wolfspeed will supply MACOM with Epi-wafers and fabrication services between the date of the Closing and the date on which the RTP Fab Transfer is complete (the “RTP Fab Transfer Date”), (iv) a Long-Term Epi Supply Agreement (the “LTA”), pursuant to which MACOM will purchase from Wolfspeed Epi-wafers from the Closing until the fifth anniversary of the RTP Fab Transfer Date, (v) an Epi Research and Development Agreement, pursuant to which Wolfspeed will provide MACOM certain research and development activities and other technical manufacturing support services related to the RF Business during the period between the Closing and expiration of the LTA, (vi) a Real Estate License Agreement, which will allow MACOM to use certain premises owned by Wolfspeed to conduct the RF Business between the Closing and the RTP Fab Transfer Date, and (vii) a Lease Agreement, which will allow MACOM to lease the premises of the RTP Fab for a period of 15 years after the RTP Fab Transfer Date.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants to cooperate in seeking regulatory approvals. The Purchase Agreement also requires each of the Company and MACOM to indemnify the other party for certain damages that the indemnified party may suffer following the Closing.

The completion of the Transaction is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”), and other customary closing conditions. The Purchase Agreement provides for customary termination rights of the parties.

Item 7.01	Regulation FD Disclosure.
On August 22, 2023, Wolfspeed issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into Item 7.01 of this Current Report on Form 8-K (the “Report”).

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this Report shall not be deemed incorporated by reference into the filings of Wolfspeed under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward Looking Statements
This Report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Wolfspeed’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the transaction, including future financial and operating results. Actual results, including with respect to Wolfspeed’s ability to complete the transaction on time or at all, and Wolfspeed’s realization of the value of MACOM’s stock received in connection with the transaction, could differ materially due to a number of factors, including risks associated with divestiture transactions generally, including the inability to obtain, or the delay in obtaining, HSR clearance; fluctuations in the market price of MACOM’s common stock; the risk that a portion of the Shares are forfeited by Wolfspeed in the event that the RTP Fab Transfer is not completed within four years following the Closing; issues, delays or complications in completing required carve-out activities to allow the RF Business to operate as part of MACOM after the Closing, including incurring unanticipated costs to complete such activities; risks associated with integration or transition of the operations, systems and personnel of RF Business, each, as applicable, within the term of the post-closing TSA between MACOM and Wolfspeed; unfavorable reaction to the sale by customers, competitors, suppliers and employees; the risk that costs associated with the transaction will be greater than Wolfspeed expects; and other factors discussed in Wolfspeed’s filings with the Securities and Exchange Commission (the “SEC”), including Wolfspeed’s Annual Report on Form 10-K for the fiscal year ended June 26, 2022, and subsequent reports filed with the SEC. These forward-looking statements represent Wolfspeed's judgment as of the date of this Report. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Wolfspeed disclaims any intent or obligation to update any forward-looking statements after the date of this Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: August 22, 2023